1 CenterPoint Energy reports Q4 and FY 2024 results; forecasts nearly 50% electric load growth demand at Houston Electric by 2031; increases capital investment plan; reiterates 2025 full year guidance • Reported Q4 2024 earnings of $0.38 per diluted share and full year 2024 earnings of $1.58 per diluted share on a GAAP basis • Non-GAAP earnings per diluted share (“non-GAAP EPS”) was $0.40 for Q4 2024 and $1.62 for full year 2024; 8% increase over 2023 full year non-GAAP EPS of $1.50 • Provided forecast of nearly 50% of increased electric load growth demand at Houston Electric service territory by 2031 • Increased the 10-year capital plan through 2030 to $47.5 billion, a $500 million increase through 2030 related to incremental capital investments in grid resiliency in the Houston Region • Reiterated 2025 non-GAAP EPS guidance range of $1.74-$1.76, which, at the midpoint, represents 8% growth over full-year 2024 non-GAAP EPS and further maintains non-GAAP EPS growth target of mid-to-high end of 6%-8% annually thereafter through 20301 Houston – February 20, 2025 - CenterPoint Energy, Inc. (NYSE: CNP) or “CenterPoint” today reported income available to common shareholders of $248 million, or $0.38 per diluted share on a GAAP basis for the fourth quarter of 2024, compared to $0.30 per diluted share in the comparable period of 2023. Non-GAAP EPS for the fourth quarter 2024 was $0.40 per diluted share, a 25% increase to the comparable quarter of 2023. These strong fourth quarter results were primarily driven by growth and regulatory recovery and lower O&M, both of which contributed $0.05 per share of favorability when compared to the comparable quarter of 2023. In addition, weather and usage also contributed $0.02 per share when compared to the fourth quarter of 2023. These favorable drivers were partially offset by an unfavorable variance of $0.03 per share attributable to increased interest expense over the comparable quarter of 2023. CenterPoint also provided an update with respect to its anticipated electric demand load growth in its Houston Electric service territory. It is currently forecasting demand to grow nearly 50% by 2031. 1 CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS (as defined herein) and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. For more information contact Media: Communications Media.Relations@CenterPointEnergy.com Investors: Jackie Richert / Ben Vallejo Phone 713.207.6500

2 “Through our GHRI work, we’ve made significant progress on our goal of building the most resilient coastal grid in the nation. Our recently filed $5.75 billion Systemwide Resiliency Plan will provide the next significant step change in our long-term hardening work and will accelerate our delivery of a self-healing grid, all for the benefit of our customers and communities. At the same time, we have the privilege of being an enabler for an incredibly diverse set of growth drivers including logistics, energy exports, and other commercial activities that are fueling explosive economic development across the Greater Houston region. We see this growth only accelerating into the next decade, and, when coupled with our resiliency work, we believe this is unique to CenterPoint and the most tangible, long-term growth plan in the industry.” said Jason Wells, President & CEO of CenterPoint.

3 Earnings Outlook In addition to presenting its financial results in accordance with GAAP, including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, CenterPoint provides guidance based on non-GAAP income and non-GAAP diluted earnings per share. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Management evaluates CenterPoint’s financial performance in part based on non-GAAP income and non-GAAP earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that management believes do not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables of this news release, where applicable. CenterPoint’s non-GAAP income and non-GAAP diluted earnings per share measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. 2023 and 2024 non-GAAP EPS; 2025 non-GAAP EPS guidance range • 2023 and 2024 non-GAAP EPS and 2025 non-GAAP EPS guidance excludes: ◦ Earnings or losses from the change in value of CenterPoint’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and related securities; and ◦ Gain and impact, including related expenses, associated with mergers and divestitures, such as the divestiture of Energy Systems Group, LLC and our Louisiana and Mississippi natural gas local distribution company (“LDC”) businesses. • 2025 non-GAAP EPS guidance also excludes impacts related to temporary emergency electric energy facilities “TEEEF” once they are no longer part of our rate-regulated business. In providing 2023 and 2024 non-GAAP EPS and 2025 non-GAAP EPS guidance, CenterPoint does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments, or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2025 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2025 non-GAAP EPS guidance range may not be met, or the projected annual non-GAAP EPS growth rate may change. CenterPoint is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share without unreasonable effort because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control.

4 Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended December 31, 2024 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 248 $ 0.38 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $6) (2)(3) (24) (0.03) Indexed debt securities (net of taxes of $6) (2) 22 0.03 Impacts associated with mergers and divestitures (net of taxes of $1) (2)(4) 13 0.02 Consolidated on a non-GAAP basis (5) $ 259 $ 0.40 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. 4) Includes professional fees associated with execution of transactions from the sale of Louisiana and Mississippi LDCs. 5) The calculation on a per-share basis may not add down due to rounding. Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Year-to-Date Ended December 31, 2024 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 1,019 $ 1.58 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $4) (2)(3) (15) (0.02) Indexed debt securities (net of taxes of $3) (2) 11 0.01 Impacts associated with mergers and divestitures (net of taxes of $3) (2)(4) 26 0.04 Consolidated on a non-GAAP basis (5) $ 1,041 $ 1.62 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. 4) Includes professional fees associated with execution of transactions from the sale of Louisiana and Mississippi LDCs. 5) The calculation on a per-share basis may not add down due to rounding.

5 Reconciliation of consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended December 31, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 192 $ 0.30 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $5) (2)(3) 20 0.03 Indexed debt securities (net of taxes of $5) (2) (20) (0.03) Impacts associated with mergers and divestitures (net of taxes of $9) (2) 12 0.02 Consolidated on a non-GAAP basis (4) $ 204 $ 0.32 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group in the second quarter of 2023, are excluded from non-GAAP EPS. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc. and Warner Bros. Discovery, Inc. 4) The calculation on a per-share basis may not add down due to rounding. Reconciliation of Consolidated income (loss) available to common shareholders and diluted earnings (loss) per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Year-to-Date Ended December 31, 2023 Dollars in millions Diluted EPS (1) Consolidated income (loss) available to common shareholders and diluted EPS $ 867 $ 1.37 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $7) (2)(3) (25) (0.04) Indexed debt securities (net of taxes of $6) (2) 21 0.03 Impacts associated with mergers and divestitures (net of taxes of $64) (2) (4) 89 0.14 Consolidated on a non-GAAP basis $ 952 $ 1.50 1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS. 2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group, are excluded from non-GAAP EPS. 3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. 4) Includes $4.4 million of pre-tax operating loss related to Energy Systems Group, a divested non-regulated business, as well as the $13 million loss on sale and approximately $2 million of other indirect related transaction costs associated with the divestiture.

6 Filing of Form 10-K for CenterPoint Energy, Inc. Today, CenterPoint Energy, Inc. filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K for the year ended December 31, 2024. A copy of that report is available on the company’s website, under the Investors section. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts, and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the company and to communicate important information about the company, key personnel, corporate initiatives, regulatory updates, and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our company to review the information we post on our website. Webcast of Earnings Conference Call CenterPoint’s management will host an earnings conference call on February 20, 2025, at 7:00 a.m. Central time / 8:00 a.m. Eastern time. Interested parties may listen to a live audio broadcast of the conference call on the company’s website under the Investors section. A replay of the call can be accessed approximately two hours after the completion of the call and will be archived on the website for at least one year. About CenterPoint Energy, Inc. As the only investor-owned electric and gas utility based in Texas, CenterPoint Energy, Inc. (NYSE: CNP) is an energy delivery company with electric transmission and distribution, power generation and natural gas distribution operations that serve more than 7 million metered customers in Indiana, Louisiana, Minnesota, Mississippi, Ohio, and Texas. As of December 31, 2024, the company owned approximately $44 billion in assets. With approximately 9,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 150 years. For more information, visit CenterPointEnergy.com. Forward-looking Statements This news release includes, and the earnings conference call will include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this news release and the earnings conference call are forward-looking statements made in good faith by CenterPoint and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. When used in this news release, the words "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "objective," "plan," "potential," "predict," "projection," "should," "target," "will" or other similar words are intended to identify forward-looking statements. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this news release or on the earnings conference call include statements about Houston Electric’s Greater Houston Resiliency Initiative (“GHRI”) and Transmission and Distribution System Resiliency Plan (“SRP”) (including with respect to timing, anticipated benefits, and related matters), Houston Electric’s proposal to transfer its 15 large 27 MW to 32 MW TEEEF units to the San Antonio area and complete one or more other future transactions involving the units (including with respect to timing, anticipated benefits, expected market demand for the units, and related matters), capital investments (including with respect to incremental capital opportunities, deployment of capital, and financing of such projects), the timing of, projections for, and anticipated benefits from the settlement of rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint's recovery, including with regards to its restoration costs for the severe weather events in May 2024 (“May 2024 Storm Events”) and Hurricane Beryl, generation transition plans and projects, projects included in CenterPoint's Natural Gas Innovation Plan and System Resiliency Plan, and projects included under its 10-year capital plan, electric demand growth in our service territories (including our forecasts of, the timing of investments related to,

7 and anticipated benefits of such growth), the extent of anticipated benefits of the announced sale of our Louisiana and Mississippi natural gas LDC businesses, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including with respect to the restoration costs for the May 2024 Storm Events and Hurricane Beryl and the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, CenterPoint’s continued focus on liquidity and credit ratings, tax planning opportunities, future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, and expected customer growth. We have based our forward- looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Each forward-looking statement contained in this news release or discussed on the earnings conference call speaks only as of the date of this release or the earnings conference call. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking information include, but are not limited to, risks and uncertainties relating to: (1) the business strategies and strategic initiatives, restructurings, joint ventures and acquisitions or dispositions of assets or businesses involving CenterPoint or its industry, including the ability to successfully complete such strategies, initiatives, transactions or plans on the timelines we expect or at all, such as the announced sale of our Louisiana and Mississippi natural gas LDC businesses, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint’s service territories and changes in market demand, including in relation to the expansion of data centers, energy export facilities, including hydrogen facilities, electrification of industrial processes and transport and logistics, as well as the effects of energy efficiency measures and demographic patterns; (3) CenterPoint’s ability to fund and invest planned capital, and the timely recovery of its investments, including those related to Houston Electric’s GHRI and SRP; (4) the ability to execute Houston Electric’s GHRI and SRP; (5) the ability to finalize Houston Electric’s proposal to release its 15 large 27 MW to 32 MW TEEEF units to the San Antonio area and complete one or more other future transactions involving the units on acceptable terms and conditions within the anticipated timeframe; (6) financial market and general economic conditions, including access to debt and equity capital, inflation, interest rates, and their effect on sales, prices and costs; (7) disruptions to the global supply chain and volatility in commodity prices, including resulting from tariffs or trade agreements; (8) actions by credit rating agencies, including any potential downgrades to credit ratings; (9) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to the May 2024 Storm Events and Hurricane Beryl, Houston Electric’s TEEEF units and the February 2021 winter storm event; (10) legislative, regulatory and political actions or developments, including any actions resulting from the May 2024 Storm Events and Hurricane Beryl, as well as tax and developments related to the environment such as global climate change, air emissions, carbon and other greenhouse gas emissions, wastewater discharges and the handling of coal combustion residuals, among others, and CenterPoint’s net zero and greenhouse gas emissions reduction goals; (11) the impact of public health threats; (12) weather variations and other natural phenomena, including severe weather events, and CenterPoint’s ability to mitigate weather impacts, including the approval and timing of securitization issuances; (13) the impact of potential wildfires; (14) changes in business plans; (15) CenterPoint’s ability to adopt, develop and deploy artificial intelligence; (16) CenterPoint’s ability to execute on its initiatives, targets and goals, including its net zero and greenhouse gas emissions reduction goals and operations and maintenance goals; and (17) other factors discussed in CenterPoint’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by CenterPoint, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov.